Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Premium Income 20 Barrier ETF™ – July

Innovator Premium Income 30 Barrier ETF™ – July

Innovator Premium Income 15 Buffer ETF™ – July

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 27, 2026, As Supplemented to Date

July 1, 2026

As described in detail in each Fund’s prospectus, an investment in shares of each Fund is subject to an annualized distribution payment rate (the “Defined Distribution Rate”) that represents the maximum percentage return an investor can achieve from an investment in such Fund for the Outcome Period of approximately one year. The prior Outcome Period ended on June 30, 2026. Each Fund has commenced a new Outcome Period that began on July 1, 2026, and will end on June 30, 2027. An investment in each Fund over the course of the Outcome Period will be subject to such Fund’s Defined Distribution Rate as set forth in the table below.

Fund	Ticker	Defined Distribution Rate	Investment Objective
Innovator Premium Income 20 Barrier ETF™ – July	JULH	Gross: 7.41% Net: 6.62%*	The Fund seeks to provide investors, over the period from July 1, 2026 to June 30, 2027, with an investment that provides a high level of income through a Defined Distribution Rate of 7.41% (prior to taking into account management fees and other fees) and that is not subject to any losses experienced by the U.S. Equity Index that are at or below a 20% Barrier and is subject to initial losses experienced by the U.S. Equity Index beginning at the 20% Barrier and to the full extent of U.S. Equity Index losses on a one-to-one basis beginning at 21%.
Innovator Premium Income 30 Barrier ETF™ – July	JULJ	Gross: 6.23% Net: 5.44%*	The Fund seeks to provide investors, over the period from July 1, 2026 to June 30, 2027, with an investment that provides a high level of income through a Defined Distribution Rate of 6.23% (prior to taking into account management fees and other fees) and that is not subject to any losses experienced by the U.S. Equity Index that are at or below a 30% Barrier and is subject to initial losses experienced by the U.S. Equity Index beginning at the 30% Barrier and to the full extent of U.S. Equity Index losses on a one-to-one basis beginning at 31%.
Innovator Premium Income 15 Buffer ETF™ – July	LJUL	Gross: 6.13% Net: 5.34%*	The Fund seeks to provide investors, over the period from July 1, 2026 to June 30, 2027, with an investment that provides a high level of income through a Defined Distribution Rate of 6.13% (prior to taking into account management fees and other fees) while providing a buffer against the first 15% of Underlying ETF losses.

* Takes into account the Fund’s unitary management fee.

In connection with the onset of the new Outcome Period, each Fund’s prospectus is amended as set forth below:

1.	Each Fund’s investment objective is deleted in its entirety and replaced with the corresponding investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: July 1, 2026 to June 30, 2027.

3.	All references to the Defined Distribution Rate for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Defined Distribution Rate set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference

INVETFETFOSTK 07-26